EXHIBIT 10.1
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     This Fifth Amendment to Amended and Restated Credit Agreement (the “Fifth Amendment” or “this Amendment”) is made and entered into effective as of the 1st day of June, 2009 (the “Fifth Amendment Effective Date”), by and among ION GEOPHYSICAL CORPORATION, a Delaware corporation (the “Domestic Borrower”), ION INTERNATIONAL S.À R.L., a Luxembourg private limited company (société à responsabilité limitée), having its registered office at 65, Boulevard Grande — Duchesse Charlotte, L-1331 Luxembourg, with a share capital of EUR12,500, and registered with the Luxembourg Register of Commerce and Companies under the number B-135.679 (the “Foreign Borrower” and together with the Domestic Borrower, the “Borrowers”), the Guarantors party hereto (the “Guarantors”), the Lenders party hereto, and HSBC BANK USA, N.A., as administrative agent (the “Administrative Agent”).
RECITALS
     WHEREAS, the above-named parties have entered into that certain Amended and Restated Credit Agreement dated as of July 3, 2008, as amended by that certain First Amendment to Amended and Restated Credit Agreement and Domestic Security Agreement dated as of September 17, 2008, that certain Second Amendment to Amended and Restated Credit Agreement dated as of October 17, 2008, that certain Third Amendment to Amended and Restated Credit Agreement dated as of December 29, 2008, and that certain Fourth Amendment to Amended and Restated Credit Agreement and Foreign Security Agreement, Limited Waiver and Release dated as of December 30, 2008 (and as may be further amended, restated, modified or supplemented from time to time, the “Credit Agreement”), by and among the Borrowers, the Guarantors, the Lenders and the Administrative Agent; and
     WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent amend certain provisions to the Credit Agreement, and said parties are willing to do so subject to the terms and conditions set forth herein, provided that the Domestic Borrower and Domestic Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and each other Loan Document to which each is a party and that the Foreign Borrower and Foreign Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and each other Loan Document to which each is a party.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, Borrowers, Guarantors, the Lenders party hereto and the Administrative Agent agree as follows:
     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.
     2. Amendments. (a) The Credit Agreement is hereby amended as follows:
     (i) Amendments to Section 1.01. Section 1.01 is hereby amended by deleting the following definitions and restating them in their entirety to read as follows:

     “Applicable Margin” means, on any day, for any Revolving Loan, the applicable per annum percentage set forth at the appropriate intersection in the Revolving Loans table shown below, and, for the Term Loans, the applicable per annum percentage set forth at the appropriate intersection in the Term Loans table shown below, each of which is based on the Leverage Ratio for the most recently ended trailing four-quarter period with respect to which the Domestic Borrower is required to have delivered the financial statements and Compliance Certificate pursuant to Section 5.01 hereof (as such Leverage Ratio is reflected in the Compliance Certificate delivered under Section 5.01(b) by the Domestic Borrower in connection with such financial statements):
          Revolving Loans

Level	Leverage Ratio	LIBO Rate Margin	ABR Margin
I	<0.75x	3.875%	2.875%
II	≥0.75x<1.25x	4.250%	3.250%
III	≥1.25x<1.75x	4.625%	3.625%
IV	≥1.75x<2.25x	5.000%	4.000%
V	≥2.25x<2.50x	5.500%	4.500%
VI	≥2.50x<2.75x	6.000%	5.000%
VII	≥2.75x	6.500%	5.500%
          Term Loans

Level	Leverage Ratio	LIBO Rate Margin	ABR Margin
I	<0.75x	3.875%	2.875%
II	≥0.75x<1.25x	4.250%	3.250%
III	≥1.25x<1.75x	4.625%	3.625%
IV	≥1.75x<2.25x	5.000%	4.000%
V	≥2.25x<2.50x	5.500%	4.500%
VI	≥2.50x<2.75x	6.000%	5.000%
VII	≥2.75x	6.500%	5.500%
Each change in the Applicable Margin shall take effect on each date on which such financial statements and Compliance Certificate are required to be delivered pursuant to Section 5.01, commencing with the date on which such financial statements and Compliance Certificate are required to be delivered for the four-quarter period ending June 30, 2008. Notwithstanding the foregoing, for the two (2) quarterly periods following the date of the First Amendment Effective Date, the Applicable Margin shall be determined at Level IV. In the event that any financial statement delivered pursuant to Section 5.01 is shown to be inaccurate when delivered (regardless of whether this Agreement or the Revolving Loan Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, and only in such case, then the Domestic Borrower shall immediately (i) deliver to the Administrative Agent corrected financial statements for such Applicable Period, (ii) determine the Applicable Margin for such Applicable Period based upon the corrected financial statements, and (iii) immediately pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 2.16(a). This provision is in addition to the rights of the Administrative Agent and the Lenders with respect to Section 2.11(d) and their other respective rights under this Agreement. If the Domestic Borrower fails to deliver the financial statements and corresponding Compliance Certificate to the Administrative Agent at the time required pursuant to Section 5.01, then effective as of the date such financial statements and corresponding Compliance Certificate were required to the delivered pursuant to Section 5.01, the Applicable Margin shall be determined at Level IV and shall remain at such level until the date such financial statements and corresponding Compliance Certificate are so delivered by the Domestic Borrower. The Applicable Margin for the Term Loans shall be increased by 0.25% at all levels, and the Applicable Margin for the Revolving Loans shall be increased by 0.50% at all levels, in each case, commencing on the First Amendment Effective Date and ending on the date the Domestic Borrower repays the Revolving Loans borrowed for the purpose of financing the ARAM Acquisition.
  “Commitment Fee Rate” means, on any day, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Leverage Ratio for the most recently ended trailing four-quarter period with respect to which the Domestic Borrower is required to have delivered the financial statements pursuant to Section 5.01 hereof (as such Leverage Ratio is reflected in the Compliance Certificate delivered under Section 5.01(b) by the Domestic Borrower in connection with such financial statements):

Level	Leverage Ratio	Commitment Fee Rate
I	<0.75x	0.500%
II	≥0.75x<1.25x	0.500%
III	≥1.25x<1.75x	0.625%
IV	≥1.75x<2.25x	0.750%
V	≥2.25x<2.50x	0.750%
VI	≥2.50x<2.75x	0.750%
VII	≥2.75x	0.750%

Each change in the Commitment Fee Rate shall take effect on each date on which such financial statements and Compliance Certificate are required to be delivered pursuant to Section 5.01, commencing with the date on which such financials statements and Compliance Certificate are required to be delivered for the four-quarter period ending June 30, 2008. Notwithstanding the foregoing, for the period from the Effective Date through the date the financial statements and Compliance Certificate are required to be delivered pursuant to Section 5.01 for the fiscal quarter ended June 30, 2008, the Commitment Fee Rate shall be determined at Level I. In the event any financial statement delivered pursuant to Section 5.01 is shown to be inaccurate when delivered (regardless of whether this Agreement or the Revolving Loan Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to a higher Commitment Fee Rate for any period (an “Applicable Commitment Fee Period”) than the Commitment Fee Rate applied for such Applicable Commitment Fee Period, and only in such case, then the Domestic Borrower shall immediately (i) deliver to the Administrative Agent corrected financial statements for such Applicable Commitment Fee Period, (ii) determine the Commitment Fee Rate for such Applicable Commitment Fee Period based on the corrected financial statements, and (iii) immediately pay to the Administrative Agent the additional accrued commitment fees owing as a result of such increased Commitment Fee Rate for such Applicable Commitment Fee Period, which payment shall be promptly applied in accordance with Section 2.16(a). This provision is in addition to the rights of the Administrative Agents and Lenders with respect to Section 2.11(d) and their other respective rights under this Agreement. If the Domestic Borrower fails to deliver the financial statements and corresponding Compliance Certificate to the Administrative Agent at the time required pursuant to Section 5.01, then effective as of the date such financial statements and corresponding Compliance Certificate were required to the delivered pursuant to Section 5.01, the Commitment Fee Rate shall be determined at Level IV and shall remain at such level until the date such financial statements and corresponding Compliance Certificate are so delivered by the Domestic Borrower.”
     “Consolidated EBITDA” means, for any period and for any Person, Consolidated Net Income of such Person for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate of (i) Consolidated Interest Expense, (ii) income tax expense and (iii) depreciation, amortization and other similar non-cash charges; provided that, any add-back pursuant to subparagraph (iii) above in respect of any write downs in the value of inventory shall be limited to $5,000,000 for each of the fiscal quarters ending June 30, 2009, September 30, 2009 and December 31, 2009, and thereafter for any subsequent fiscal quarter for which either (x) the Leverage Ratio of the Domestic Borrower and its Subsidiaries would otherwise be equal to or greater than 2.25 to 1.0 or (y) the Fixed Charge Coverage Ratio of the Domestic Borrower and its Subsidiaries would otherwise be equal to or less than 1.50 to 1.0, in each case, without giving effect to such add-back. The Consolidated EBITDA of any Person acquired subsequent to the Effective Date shall be, as of the date of acquisition, without duplication, said Person’s

Consolidated EBITDA calculated for the most recently completed twelve month period ended prior to such acquisition and, thereafter, its Consolidated EBITDA calculated on a rolling four quarter basis.
     (b) Section 1.01 is hereby further amended by adding the following definition thereto in the proper alphabetical order.
     “Call-Spread Transaction” means that certain proposed capped call transaction to be entered into by the Domestic Borrower on or before June 30, 2009, pursuant to which the Domestic Borrower purchases from a third-party one or more options to purchase its common Equity Interests, on terms reasonably satisfactory to the Administrative Agent.
     “Excess Cash Flow” means for any period of four consecutive quarters ending on December 31 of any year, the excess of Consolidated EBITDA for such period minus, without duplication, the sum of (i) cash taxes actually paid, (ii) cash interest actually paid, (iii) non-financed Consolidated Capital Expenditures, (iv) actual principal payments made in respect of long term Indebtedness, (v) actual principal payments made in respect of Consolidated Capital Lease Obligations, (vi) transaction costs, and (vii) dividends actually paid (to the extent permitted hereunder) in respect of its Consolidated Preferred Stock.”
     “Fifth Amendment Effective Date” means June ___, 2009.
     “ICON Capital” means ICON Capital Corp., a Delaware corporation.
     “ICON Capital Financing” means an equipment financing facility in the original principal amount not exceeding $20,000,000 and having a maturity date of not less than five (5) years, entered into between or among the New ION Equipment Financing Subsidiaries and ICON Capital, pursuant to which the New ION Equipment Financing Subsidiaries shall finance or refinance equipment, primarily located in Canada, on terms reasonably satisfactory to the Administrative Agent.”
     “New ION Equipment Financing Subsidiaries” means collectively, the New ION US Equipment Financing Subsidiary and New ION CN Equipment Financing Subsidiary.
     “New ION US Equipment Financing Subsidiary” means a direct or indirect wholly-owned Subsidiary to be formed pursuant to the ICON Capital Financing as a “special purpose entity” to own and operate the equipment located in the US.
     “New ION CN Equipment Financing Subsidiary” means a direct or indirect wholly-owned Subsidiary to be formed pursuant to the ICON Capital Financing as a “special purpose entity” to own and operate the equipment located in Canada.

     (c) Section 1.01 is hereby further amended by amending and restating paragraph (w) and adding paragraph (aa) of the definition of Permitted Liens, each to read as follows:
     “(w) Liens to secure Capital Lease Obligations permitted under Section 6.01(g); provided that such Liens attach only to the Property that is the subject of such Capital Lease Obligation;”
     “(aa) Liens securing the ICON Capital Financing, including Liens on the equipment of any New ION Equipment Financing Subsidiary financed (or refinanced) thereunder, rental or leasing contracts with respect to such equipment, rental payments, lease payments and other proceeds thereof, bank accounts into which such payments or proceeds are delivered and any and all other personal property and rights of any New ION Equipment Financing Subsidiary appertaining thereto, and Liens on the Equity Interests of any New ION Equipment Financing Subsidiary, in each case, in favor of ICON Capital.”
     (d) Section 1.01 is hereby further amended by deleting the definition of Sale/Leaseback Agreement in its entirety.
     (e) Amendment to Section 2.09. Section 2.09 is hereby amended by adding a new paragraph (d), to read as follows:
     “(d) Notwithstanding the foregoing, if (x) the Leverage Ratio of the Domestic Borrower and its Subsidiaries is equal to or greater than 2.25 to 1.0 or (y) the Fixed Charge Coverage Ratio of the Domestic Borrower and its Subsidiaries is equal to or less than 1.50 to 1.0, in each case, for any fiscal year of the Borrowers just ended (as evidenced by the Compliance Certificate delivered under Section 5.01(b) with the fiscal year end audited financial statements), then within five (5) Business Days after receipt of such Compliance Certificate by the Administrative Agent, the Borrowers shall make a mandatory prepayment of the Term Loan in an amount equal to fifty percent (50%) of Borrowers’ Excess Cash Flow for the fiscal year just ended, such prepayment to be applied first against the unpaid principal balance scheduled to be due at the Term Loan Maturity Date and then to the remaining installments of principal in the inverse order of their maturities.”
     (f) Amendment to Section 2.18. Section 2.18 is hereby amended by restating the first sentence of paragraph (a) in its entirety to read as follows:
     “At any time after the Domestic Borrower has delivered its Compliance Certificate for the period ending September 30, 2009, if (i) no Default or Event of Default shall have occurred and be continuing and (ii) the most recently delivered Compliance Certificate pursuant to Section 5.01(b) states the (x) Leverage Ratio of the Domestic Borrower and its Subsidiaries is equal to or less than 2.25 to 1.0 and (y) Fixed Charge Coverage Ratio of the Domestic Borrower and its Subsidiaries is equal to or greater than 1.50 to 1.0, the Borrowers may request an increase of the aggregate Revolving Loan Commitments by notice to the Administrative Agent in writing of the amount of such proposed increase (such notice, a “Commitment Increase Notice”); provided, however, that the Revolving Loan Commitment of any Revolving Lender may not be increased without such Revolving Lender’s consent, the minimum amount of any such increase shall be $10,000,000, the aggregate amount of the Revolving Lenders’ Revolving Loan Commitments shall not exceed $140,000,000 and (iv) the aggregate principal amount of all Foreign Revolving Loans at any time outstanding, shall not exceed sixty percent (60%) of the total of all the Revolving Lenders’ Revolving Loan Commitments as such commitments are increased pursuant to this Section 2.18.”
     (g) Amendment to Section 6.01. Section 6.01 is hereby amended by restating paragraphs (f), (p) and (s) in their entirety, each to read as follows:
     “(f) A Guarantee by the Domestic Borrower of Indebtedness of New ION Equipment Financing Subsidiaries under the ICON Capital Financing;
     (p) Subject to the provisions of Section 6.01(t), other unsecured Indebtedness of a Borrower or any of its Subsidiaries in an aggregate principal amount not exceeding at any time outstanding the positive difference (if any) between (x)(i) at any time when the Leverage Ratio (as stated in the most recently delivered Compliance Certificate) is equal to or less than 1.25 to 1.0, the greater of $40,000,000 or ten percent (10%) of Net Worth and (ii) at any time when the Leverage Ratio (as stated in the most recently delivered Compliance Certificate) is equal to or greater than 1.25 to 1.0, the greater of $20,000,000 or five percent (5%) of Net Worth, in either case, minus (y) the principal amount then outstanding under the ICON Capital Financing;
     (s) Indebtedness under the ICON Capital Financing; and”
     (h) Amendment to Section 6.04. Section 6.04 is hereby amended by restating paragraph (g) in its entirety to read as follows:
     “(g) any sale, transfer or other disposition of assets pursuant to, and in accordance with, the terms of the ICON Capital Financing; and”
     (i) Amendment to Section 6.06. Section 6.06 is hereby amended by restating Section 6.06 in its entirety to read as follows:
     “The Borrowers will not, and will not permit any of their respective Subsidiaries to, enter into any Swap Agreement, except Swap Agreements entered into to: (a) hedge or mitigate raw material and supply cost risks to which any Borrower or any or its respective Subsidiaries has actual exposure in the conduct of its business or the management of its liabilities (other than those in respect of Equity Interests of any Borrower or any of its respective Subsidiaries), (b) cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Borrower or any or its respective Subsidiaries, (c)

mitigate foreign exchange or currency risk in connection with any obligation of any Obligor incurred in connection with the operation of its business in each case, in connection with the management of risk in the ordinary course of Borrower’s business and not for speculative purposes, or (d) in respect of the Call-Spread Transaction.”
     (j) Amendment to Section 6.07. Section 6.07 is hereby amended by amending and restating paragraphs (e) and (j) in their entirety and adding new paragraph (k), each to read as follows:
     “(e) the Domestic Borrower shall be permitted to make Restricted Payments in accordance with the Call-Spread Transaction;
     (j) subject to the provisions of Section 5.08, after January 31, 2009, so long as no Event of Default has occurred and is continuing or would exist after giving effect thereto, Borrower may pay all or any portion of the principal outstanding under the Short Term Interim Junior Financing or the Interim Junior Financing with the proceeds of (i) the ICON Capital Financing, (ii) Subordinated Indebtedness, (iii) unsecured Indebtedness, or (iv) issuance of any Equity Interests, in each case, to the reasonable satisfaction of the Administrative Agent.
     (k) if the principal amount of Indebtedness outstanding under the Short Term Interim Junior Financing or the Interim Junior Financing has been reduced as a result of payments made in accordance with Section 6.07(j), so that the principal outstanding does not exceed $6,000,000, then, on or before June 30, 2009, Domestic Borrower may utilize up to $6,000,000 from available cash on hand to prepay such final outstanding balance of the Short Term Interim Junior Financing or the Interim Junior Financing; provided, after June 30, 2009, available cash on hand may still be utilized to repay the Short Term Interim Junior Financing or the Interim Junior Financing provided the amount of the permitted payments from cash on hand shall be reduced by the amount of any fees or costs paid to the holders of the Short Term Interim Junior Financing or the Interim Junior Financing on or after such date; provided, further that if the failure to repay the Short Term Interim Junior Financing or the Interim Junior Financing is due to a delay in the funding under the ICON Capital Financing, up to an additional $7,500,000 (up to $13,500,000 in the aggregate) may be used to repay the Short Term Interim Junior Financing or the Interim Junior Financing if: (a) the Domestic Borrower has a commitment from ICON Capital in form and substance reasonably satisfactory to the Administrative Agent to fund $7,500,000 on or prior to July 17, 2009, (b) Domestic Borrower’s good faith projections of the unrestricted cash position of the Domestic Borrower and its Subsidiaries, after giving effect to said $7,500,000 payment, shall not be less than $10,000,000 at any time during the period from June 30, 2009 to July 17, 2009 and (c) after giving effect to such payment no later than July 17, 2009, the Short Term Interim Junior Financing or the Interim Junior Financing will be fully repaid in accordance with the foregoing.”

     (k) Amendment to Section 6.08. Section 6.08 is hereby amended by adding new paragraph (j) to read as follows:
     “(j) Transfer of assets and other transactions with any New ION Equipment Financing Subsidiary contemplated by the ICON Capital Financing.”
     (l) Amendment to Section 6.09. Section 6.09 is hereby amended by restating clause (vi) thereof to read as follows:
     “(vi) the foregoing shall not apply to restrictions or conditions contained in the agreements related to the Junior Financing or the ARAM Sellers’ Note or any guarantee thereof or to the ICON Capital Financing.”
     (m) Amendment to Section 6.12. Section 6.12 is hereby amended by restating Section 6.12 in its entirety to read as follows:
     “Except for those transactions described on Schedule 6.12 and any transaction permitted under Section 6.04(b), the Borrowers shall not, and shall not permit any of their respective Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, that (i) any Borrower or any of its respective Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than any Borrower or any or its respective Subsidiaries) or (ii) any Borrower or any of its respective Subsidiaries intends to use for substantially the same purpose as any other property that has been or is to be sold or transferred by such Borrower or such Subsidiaries to any Person (other than any other Borrower or any other Subsidiaries of such Borrower) in connection with such lease.”
     (n) Amendment to Section 6.14. Section 6.14 is hereby amended by restating Section 6.14 in its entirety to read as follows:
     “SECTION 6.14. Minimum Fixed Charge Coverage Ratio. The Domestic Borrower and its Subsidiaries shall not permit the Fixed Charge Coverage Ratio to be less than: 1.50 to 1.0 for the fiscal quarter ending June 30, 2009; 1.00 to 1.0 for the fiscal quarter ending September 30, 2009; 1.10 to 1.0 for the fiscal quarter ending December 31, 2009; 1.15 to 1.0 for the fiscal quarter ending March 31, 2010; 1.25 to 1.0 for the fiscal quarter ending June 30, 2010; 1.35 to 1.0 for the fiscal quarter ending September 30, 2010; and 1.50 to 1.0 the fiscal quarter ending December 31, 2010 and thereafter.”
     (o) Amendment to Section 6.15. Section 6.15 is hereby amended by restating Section 6.15 in its entirety to read as follows:
     “SECTION 6.15. Maximum Leverage Ratio. The Domestic Borrower and its Subsidiaries shall not permit the Leverage Ratio to exceed: 2.75 to 1.0 for the fiscal quarter ending June 30, 2009; 3.00 to 1.0 for the fiscal quarters ending September 30, 2009 and December 31, 2009; 2.75 to 1.0 for the fiscal quarters ending March 31, 2010 and June 30, 2010; 2.50 to 1.0 for the fiscal quarter ending September 30, 2010; and 2.25 to 1.0 for the fiscal quarter ending December 31, 2010 and thereafter.”
     (p) Amendment to Section 7.01. Section 7.01 is hereby amended by restating paragraph (h) in its entirety to read as follows:
     “(h) any default under (i) the Senior Convertible Notes, (ii) the ARAM Seller’s Note, (iii) the Junior Financing or, (iv) so long as the aggregate amount outstanding exceeds $5,000,000 thereunder, the ICON Capital Financing, each subject to any applicable grace periods;”
     3. Lien Release or Subordination. The Administrative Agent hereby agrees to execute and deliver a release from, or a subordination of, all Liens on the assets contributed or to be contributed to any New ION Equipment Financing Subsidiary in connection with the ICON Capital Financing, and upon the written request of (and at the sole cost and expense of) the Domestic Borrower, to execute and deliver such further releases from, or a subordination of, all Liens on the assets hereafter contributed or to be contributed to any New ION Equipment Financing Subsidiary from time to time in connection with the ICON Capital Financing, all in the reasonable discretion of the Administrative Agent and in accordance with the terms of the Loan Documents.
     4. Conditions to Effectiveness. This Amendment shall be effective on the Fifth Amendment Effective Date upon satisfaction of each of the following conditions:
     (i) the Administrative Agent (or its counsel) shall have received from each of the Borrowers, the Guarantors and the Lenders constituting at least the Required Lenders either (a) a counterpart of this Amendment signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;
     (ii) the Administrative Agent shall have received, for the account of each Lender that executes this Amendment on or before June 2, 2009, an upfront fee, in an amount equal to 0.625% of its total commitment level of each such Lender, which fees will be payable on the Fifth Amendment Effective Date; provided that if such Lenders have definitively committed hereto, prior to 5:00 pm, Houston time, May 29, 2009, such fee shall be increased to 0.75%;
     (iii) the Administrative Agent shall have received all such other amounts owing to it on or prior to the Fifth Amendment Effective Date, including payment of all other fees and reimbursement or payment of all legal fees and other expenses required to be reimbursed or paid by the Borrowers to the extent that invoices have been provided to the Borrowers on or before such Fifth Amendment Effective Date.;

     (iv) the Administrative Agent shall have received all documents and other items that it may reasonably request relating to any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent; and
     (v) no Default or Event of Default exists.
     5. Representations and Warranties. Each Borrower and each Guarantor represents and warrants that:
     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents made by it are true and correct as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date. Each Borrower and each Guarantor also hereby confirm that this Amendment has been duly authorized by all necessary corporate action and constitutes the binding obligation of each of the Borrowers and the Guarantors, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights and remedies generally and to the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding at Law or in equity); and
     (b) as of the Fifth Amendment Effective Date, the maximum increase of the Revolving Loan Commitment the Borrowers may request pursuant to Section 2.18 of the Credit Agreement is $40,000,000.
     6. Continuing Effect of the Credit Agreement. This Amendment shall not constitute a waiver of any provision not expressly referred to herein and shall not be construed as a consent to any action on the part of the Borrowers or Guarantors that would require a waiver or consent of the Lenders or an amendment or modification to any term of the Loan Documents except as expressly stated herein. Except as expressly modified hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect.
     7. Ratification. The Domestic Borrower and each Domestic Guarantor hereby confirm and ratify the Credit Agreement and each of the other Loan Documents to which it is a party, as amended hereby, and acknowledges and agrees that the same shall continue in full force and effect, as amended hereby and by any prior amendments thereto. The Foreign Borrower and each Foreign Guarantor hereby confirm and ratify the Credit Agreement and each of the other Loan Documents to which it is a party, as amended hereby, and acknowledges and agrees that the same shall continue in full force and effect, as amended hereby and by any prior amendments thereto.
     8. Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, electronic or facsimile form and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     9. References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment. References in this Amendment to an article or section number are to such articles or sections of this Amendment unless otherwise specified.
     10. Headings Descriptive. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
     11. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to such state’s conflict of laws rules.
     12. Release by Borrowers and Guarantors. Each Borrower and each Guarantor does hereby release and forever discharge the Agent and each of the Lenders and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever known to any Obligor, whether based on law or equity, which any of said parties has held or may now own or hold, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (i) arising directly or indirectly out of the Credit Agreement, Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Borrowers or Guarantors or their representatives and the Agent and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives and, in either case, whether or not caused by the sole or partial negligence of any indemnified party. Such release, waiver, acquittal and discharge shall and does include any claims of any kind or nature which may, or could be, asserted by any of the Borrowers or Guarantors.
     13. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DOMESTIC BORROWER: ION GEOPHYSICAL CORPORATION, a Delaware corporation
By:	/s/ Signed
Name:
Title:

FOREIGN BORROWER: ION INTERNATIONAL S.À R.L., a Luxembourg private limited liability company
By:	/s/ Signed
Name:
Title:

[Signature page to Fifth Amendment to Credit Agreement]

GUARANTORS OF DOMESTIC AND FOREIGN LOANS: GX TECHNOLOGY CORPORATION, a Texas corporation
By:	/s/ Signed
Name:
Title:

ION EXPLORATION PRODUCTS (U.S.A.), Inc., a Delaware corporation
By:	/s/ Signed
Name:
Title:

I/O MARINE SYSTEMS, INC., a Louisiana corporation
By:	/s/ Signed
Name:
Title:

[Signature page to Fifth Amendment to Credit Agreement]

GUARANTORS OF FOREIGN LOANS: CONCEPT SYSTEMS LIMITED, a private limited company incorporated under the law of Scotland
By:	/s/ Signed
Name:
Title:

I/O CAYMAN ISLANDS, LTD, an Exempted Company incorporated in the Cayman Islands
By:	/s/ Signed
Name:
Title:

ION INTERNATIONAL HOLDINGS L.P., a Bermuda limited partnership
By:	ION Exploration Products (USA) Inc.,
a Delaware corporation,
its General Partner

By:	/s/ Signed
Name:
Title:

SENSOR NEDERLAND B.V., a private company incorporated under the laws of The Netherlands
By:	/s/ Signed
Name:
Title:

[Signature page to Fifth Amendment to Credit Agreement]

ARAM SYSTEMS CORPORATION, a Nova Scotia unlimited corporation
By:	/s/ Signed
Name:
Title:

[Signature page to Fifth Amendment to Credit Agreement]

ADMINISTRATIVE AGENT AND LENDER: HSBC BANK USA, N.A.
By:	/s/ Signed
Name:
Title:

[Signature page to Fifth Amendment to Credit Agreement]

LENDER: HSBC BANK CANADA
By:	/s/ Signed
Name:
Title:

By:	/s/ Signed
Name:
Title:

[Signature page to Fifth Amendment to Credit Agreement]

LENDER: ABN AMRO BANK N.A.
By:	/s/ Signed
Name:
Title:

By:	/s/ Signed
Name:
Title:

[Signature page to Fifth Amendment to Credit Agreement]

LENDER: CITIBANK, N.A.
By:	/s/ Signed
Name:
Title:

[Signature page to Fifth Amendment to Credit Agreement]

LENDER: WHITNEY NATIONAL BANK
By:	/s/ Signed
Name:
Title:

[Signature page to Fifth Amendment to Credit Agreement]

LENDER: PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Signed
Name:
Title:

[Signature page to Fifth Amendment to Credit Agreement]

LENDER: ABU DHABI INTERNATIONAL BANK INC.
By:	/s/ Signed
Name:
Title:

By:	/s/ Signed
Name:
Title:

[Signature page to Fifth Amendment to Credit Agreement]